Exhibit 99.2

Second Quarter 2022 Results Conference Call Investor Presentation

SAFE - HARBOR STATEMENT 2 | Investor Presentation This release contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . Forward looking statements include any statement that does not directly relate to a current or historical fact . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID - 19 pandemic : (i) the impact of global health concerns, including the impact of the current COVID - 19 pandemic on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID - 19 pandemic ; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID - 19 pandemic ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID - 19 pandemic ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy, including its stability in light of the COVID - 19 pandemic, and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) our ability to utilize various relief options enabled by the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K and our other filings with the Securities and Exchange Commission . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

PERFORMANCE OVERVIEW

EXECUTIVE SUMMARY

Market update, recent results and outlook

Market Update
As of August 2022

Inflation Reduction Act (IRA) a potential catalyst
In late July, Congress announced a deal on reconciliation legislation that includes several major renewable energy provisions, including an extension of the production tax credit (PTC) on projects beginning construction before January 1, 2025

IRA proposes significant ITC/PTC investments
$369 billion in clean energy and climate action; including $30 billion in tax credits to make more solar panels, wind turbines, batteries, and process critical minerals needed for manufacturing

IRA a significant potential catalyst for wind development
PTC visibility would provide a significant near-to-medium term catalyst for onshore wind investment, in our view

2Q22 Results
Performance Overview

Heavy Fabrications segment update
Segment revenue (1%) y/y, as tower demand remains on pause ahead of potential PTC extension. Partially offsetting is increased industrial fabrication revenue

Gearing segment update
Segment revenue +37% y/y, driven by increased energy, industrial and mining demand

Industrial Solutions segment update
Segment revenue +43%, driven by demand for natural gas turbine content

Stable liquidity position
Total cash and availability was $10.2 million as of June 30, 2022

Backlog increased materially y/y
Total orders flat y/y, as non-wind strength offsets low tower demand; backlog +25% y/y

Management Outlook
As of August 2022

Demand within non-wind markets accelerating
Non-wind orders +60% y/y in 2Q22, supported by diverse end-market demand

3Q22 Adjusted EBITDA guidance
Anticipate Non-GAAP Adjusted EBITDA of $1.2 million to $1.7 million

Liquidity outlook
Total liquidity > $10 million. Expect to end 2022 in a similar position as June '22

Non-Wind Quoting, Orders and Revenue Increased Significantly y/y in 2Q22
Passage of IRA Could Represent a Major Catalyst For Domestic, Onshore Wind Development

4 | Investor Presentation

CONSOLIDATED FINANCIAL DATA

Acceleration in non-wind demand offset temporary pause in wind tower orders

- Total revenue increased 8% y/y to $50.0 million, supported by y/y growth in Gearing and Industrial Solutions
- Excluding the impact of the PPP & ERC in 2Q21, 2Q22 net income and Adjusted EBITDA increased by $0.2 million and $0.3 million, respectively
- Significant y/y growth in backlog; quoting discussions with tower customers ongoing
- Anticipate gradual recovery in tower demand over next 12 months, if IRA legislation is approved by Congress

Total Revenue

($MM)



$46.5
$41.8
$50.0
2Q21
1Q22
2Q22

Gross Profit

($MM)



$2.2
$2.0
$2.4
2Q21
1Q22
2Q22

Adjusted EBITDA(1)

($MM)



$12.8
($0.0)
$0.4
2Q21
1Q22
2Q22

Earnings (Loss) Per Diluted Share(1)

($)



$0.53
($0.12)
($0.13)
2Q21
1Q22
2Q22

(1) Second quarter 2021 results included a **$9.2 million** benefit related to loan forgiveness under the Paycheck Protection Program (PPP), together with a **$3.6 million** benefit related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.

5 | Investor Presentation

HEAVY FABRICATIONS SEGMENT

Await potential PTC extension as a multi-year catalyst for wind tower demand

- Segment revenue declined 1% y/y to $35.6 million due to pause in tower demand
- Allocating spare tower section capacity toward energy, commercial and industrial projects
- Gradual increase in OEM discussions around 2023 tower demand, but elevated raw materials costs (Plate Steel), supply chain delays and uncertain policy environment have led to a pause in orders activity

Segment Revenue
($MM)



$35.8
$27.3
$35.6
2Q21
1Q22
2Q22

Segment Adjusted EBITDA(1)
($MM)



$10.0
$0.6
$1.2
2Q21
1Q22
2Q22

Segment Orders
($MM)



$14.8
$34.1
$12.9
2Q21
1Q22
2Q22

Quarter-End Segment Backlog
($MM)



$48.2
$69.5
$46.9
2Q21
1Q22
2Q22

(1) *Within the Heavy Fabrications segment, second quarter 2021 results included a **$5.9 million** benefit related to loan forgiveness under the Paycheck Protection Program (PPP), together with a **$2.5 million** benefit related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.*

6 | Investor Presentation

GEARING SEGMENT

Improved energy, industrial and mining demand for gearing components

- Revenue increased 37% y/y in 2Q22; customer activity continues to accelerate within the energy sector, given elevated commodity prices
- Orders increased 14% y/y to $8.9 million; Backlog improved 76% y/y
- Segment non-GAAP adjusted EBITDA was $0.1 million, versus $2.9 million in the prior-year period (including PPP/ERC benefit in 2Q21)
- Well-positioned to capitalize on cyclical recovery within industrial manufacturing; key beneficiary of legislative support for multi-year infrastructure investments



Segment Revenue
($MM)
$7.4
$10.6
$10.1
2Q21
1Q22
2Q22



Segment Adjusted EBITDA(1)
($MM)
$2.9
$0.5
$0.1
2Q21
1Q22
2Q22



Segment Orders
($MM)
$7.9
$14.1
$8.9
2Q21
1Q22
2Q22



Quarter-End Segment Backlog
($MM)
$19.6
$35.6
$34.3
2Q21
1Q22
2Q22

(1) *Within the Gearing segment, second quarter 2021 results included a **$2.5 million** benefit related to loan forgiveness under the Paycheck Protection Program (PPP), together with a **$0.8 million** benefit related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.*

7 | Investor Presentation

INDUSTRIAL SOLUTIONS SEGMENT

Benefiting from increased natural gas turbine demand

- Revenue increased 43% y/y driven by increased demand for natural gas turbine content
- Strong aftermarket order intake to support margin realization for the balance of 2022

Segment Revenue
($MM)



$3.5
$4.1
$5.0
2Q21
1Q22
2Q22

Segment Adjusted EBITDA(1)
($MM)



$0.7
($0.0)
$0.2
2Q21
1Q22
2Q22

Segment Orders
($MM)



$3.8
$4.5
$4.1
2Q21
1Q22
2Q22

Quarter-End Segment Backlog
($MM)



$6.6
$12.1
$12.0
2Q21
1Q22
2Q22

*(1) Within the Industrial Solutions segment, second quarter 2021 results included a **$0.5 million** benefit related to loan forgiveness under the Paycheck Protection Program (PPP), together with a **$0.2 million** benefit related to the Employee Retention Tax Credit (ERC), as outlined under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) and further modified under the Taxpayer Certainty and Disaster Tax Relief Act of 2020 and the American Rescue Plan Act of 2021.*

8 | Investor Presentation

BALANCE SHEET UPDATE $10.2 million of cash and availability; Debt and lease finance obligations of $23.0 million 9 | Investor Presentation Quarter - End Total Cash and Availability on Credit Facility ($MM) Anticipate improved cash conversion on existing inventory, as tower orders accelerate $21.9 $21.8 $24.1 $21.6 $23.7 $21.1 $14.9 $14.7 $10.2 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

APPENDIX

EXHIBIT A Orders, Revenues and Operating Income (Loss) Consolidated and by Segment 11 | Investor Presentation

EXHIBIT B

GAAP to Non-GAAP Consolidated Adjusted EBITDA Reconciliation

Consolidated	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
Net (Loss) Income	$ (2,703)	$ 10,252	$ (5,107)	$ 9,042
Interest Expense	776	318	1,121	547
Income Tax Provision	15	45	22	77
Depreciation and Amortization	1,576	1,611	3,095	3,164
Share-based Compensation and Other Stock Payments	708	574	1,232	1,187
Adjusted EBITDA (Non-GAAP)	$ 372	$ 12,800	$ 363	$ 14,017

Heavy Fabrications Segment	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
Net (Loss) Income	$ (302)	$ 6,020	$ (778)	$ 6,942
Interest Expense	455	158	595	257
Income Tax (Benefit) Provision	(74)	2,594	(201)	2,192
Depreciation	862	992	1,741	1,937
Share-based Compensation and Other Stock Payments	256	261	472	483
Adjusted EBITDA (Non-GAAP)	$ 1,197	$ 10,025	$ 1,829	$ 11,811

Gearing Segment	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
Net (Loss) Income	$ (630)	$ 2,354	$ (766)	$ 2,071
Interest Expense	43	7	90	19
Income Tax Provision	2	3	2	7
Depreciation and Amortization	554	462	1,030	920
Share-based Compensation and Other Stock Payments	160	63	278	143
Adjusted EBITDA (Non-GAAP)	$ 129	$ 2,889	$ 634	$ 3,160

12 | Investor Presentation

EXHIBIT B GAAP to Non - GAAP Consolidated Adjusted EBITDA Reconciliation 13 | Investor Presentation 13 | Investor Presentation

EXHIBIT C Consolidated Statement of Cash Flows 14 | Investor Presentation

EXHIBIT D Consolidated Balance Sheet 15 | Investor Presentation

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